EXHIBIT 20

                                   Steve Simon
                            C/O AutoLend Group, Inc.
                              420 Jefferson Avenue
                              Miami Beach, FL 33139



                                ________ __, 1996



Board of Directors
AutoLend Group, Inc.
420 Jefferson Avenue
Miami Beach, FL  33139

Gentlemen:

     This is to inform you that I hereby resign my positions as President, Chief Executive Officer, director, and Chairman of the Board of AutoLend, Group Inc. I also hereby resign my directorships and officerships with each of AutoLend Group, Inc.'s subsidiaries, with the exception of my officerships and directorship at AutoLend IAP, Inc. These resignations are effective immediately.

                                        Sincerely Yours,



                                        Steve Simon